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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       December 31, 2002                                  1-7258
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    (Date of earliest report)                    (Commission File Number)



                                TANDYCRAFTS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                    75-1475224
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  (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                  Identification Number)



                                Grammercy Center,
                           6815 Manhattan, Suite 105,
                            Fort Worth, Texas 76120
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               (Address of Principal Executive Offices) (Zip Code)



                                 (817) 446-0787
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              (Registrant's telephone number, including area code)



                             1400 Everman Parkway,
                            Fort Worth, Texas 76140
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          (Former name or former address, if changed since last report.)



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Item 2.  Acquisition or Distribution of Assets.
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         On December 31, 2002, Registrant, together with its wholly owned subsidiaries Tandyarts, Inc. and TAC Holdings, Inc., consummated the sale of substantially all of their assets (together with the assumption of certain liabilities), under section 363 of the Bankruptcy Code, to an affiliate of Newcastle Partners, LP, a Dallas based investment fund. The purchase price for the assets, which was approved in mid-December by the Delaware Bankruptcy Court administering Registrant's chapter 11 cases, was $22,650,000 (plus certain assumed liabilities). Approximately $20,400,000 was paid to satisfy obligations of certain pre-petition secured creditors of Registrant.

         With the completion of the sale, Registrant expects to file shortly with the Bankruptcy Court a chapter 11 plan of liquidation that will distribute the remaining sale proceeds (after appropriate holdbacks for ongoing costs of administering the chapter 11 cases) and any other remaining estate assets to creditors in accordance with the requirements of the Bankruptcy Code. It is expected that there will be no distributions to Registrant's common stockholders under such plan and that all of Registrant's common stock will be cancelled.

         Mark Schwartz, a director of Registrant, is the managing partner of Newcastle Partners, L.P.


Item 7.  Financial Statements and Exhibits.
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         Exhibit 1.  Asset Purchase Agreement dated as of November 22, 2002








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TANDYCRAFTS, INC.


Dated December 31, 2002                     By:  s/ Michael J. Walsh
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                                                    Michael J. Walsh
                                                    President







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